Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events:

Series A Convertible Preferred Shares Dividend Payments: During January through March 2022, the Company paid monthly cash dividends of $0.1615 per share on its outstanding Series A Convertible Preferred Shares, which aggregated to $218.

Minimum liquidity deposit: On January 2022, Fourthone and Eleventhone’s aggregate minimum liquidity deposit requirement with the respective bank was reduced from $1,500 to $1,000, comprising of $500 for each vessel, upon receipt of a time charter employment for a period of at least of six months for one of the vessels.

Completion of the Sale of the Two Small Tankers: On December 23, 2021, the Company entered into an agreement with a third-party to sell the small tankers, “Northsea Alpha” and “Northsea Beta” (Note 5), at a gross sales price of $8,900. The vessels were delivered to their buyers on January 28, 2022 and on March 1, 2022, respectively. An amount of $5,780 of the sale proceeds was used for the prepayment of the “Northsea Alpha” and “Northsea Beta’s” respective loan facility.

Uncertainties caused by the Russian-Ukrainian War: The recent outbreak of war between Russia and the Ukraine has disrupted supply chains and caused instability in the global economy, while the United States and the European Union, among other countries, announced sanctions against Russia. For example, on March 8, 2022, President Biden issued an executive order prohibiting the import of certain Russian energy products into the United States, including crude oil, petroleum, petroleum fuels, oils, liquefied natural gas and coal. Additionally, the executive order prohibits any investments in the Russian energy sector by US persons, among other restrictions. The ongoing conflict could result in the imposition of further economic sanctions against Russia, and the Company’s business may be adversely impacted. Currently, the Company’s charter contracts, or our operations, have not been affected by the events in Russia and Ukraine. However, it is possible that in the future third parties with whom the Company has or will have charter contracts may be impacted by such events. While in general much uncertainty remains regarding the global impact of the conflict in Ukraine, it is possible that such tensions could adversely affect the Company’s business, financial condition, results of operation and cash flows.